Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Todd Weyhrich, Executive Vice President and Chief Financial Officer of Burlington Coat Factory Investments Holdings, Inc.  (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 1, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 15, 2008

/s/ Todd Weyhrich
Todd Weyhrich
Executive Vice President and Chief Financial Officer